                                                                    EXHIBIT 10.1

                              Employment Agreement
                              --------------------
                                  CONFIDENTIAL

         THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into on the _____ day of _________________, 2002, by and between Syntroleum Corporation, a Delaware corporation (the "Company"), and John B. Holmes, Jr., an individual (the "Employee").

         WHEREAS, the Company desires to enter into an employment relationship with Employee and Employee is willing to accept such employment on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the Company and Employee hereby agree as follows.

         1. Employment and Duties. The Company employs Employee in the capacity of President/Chief Operating Officer, or in such other position and at such location as the Company may direct or desire and Employee hereby accepts such employment, on the terms and conditions hereinafter set forth. Employee agrees to perform such services and duties (including reasonable travel) and hold such offices at such locations as may be reasonably assigned to him from time to time by the Company and to devote substantially his full business time, energies and best efforts to the performance thereof to the exclusion of all other business activities, except any activities disclosed to the Company in advance and consented to by the Company.

         2. Compensation. As compensation for the services to be rendered by Employee to the Company pursuant to this Agreement, Employee shall be paid the following compensation and other benefits.

         (a) Salary in the amount of $19,166.67 per month, payable in equal semi-monthly installments in arrears, or such higher compensation as may be established by the Company from time to time. Payments of salary shall be made in accordance with the Company's usual payroll procedures.

         (b) Employee shall be eligible to participate, to the extent he may be eligible, in any group medical and hospitalization, profit sharing, retirement, life insurance or other employee benefit plans which the Company may from time to time offer to its employees. All group insurance provided to Employee shall be in such form and provide such coverage as is provided to other employees of the Company.

         (c) All compensation payments to Employee shall be made subject to normal deductions therefrom, including federal and state social security and withholding taxes.

         3. Life Insurance. The Company, in its discretion, may apply for and procure in its own name and for its own benefit, life insurance on the life of Employee in any amount or amounts considered advisable by the Company. Employee shall submit to any medical or other examination and execute and deliver any application or other instrument in writing, reasonably necessary for the Company to acquire such insurance.

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                         Syntroleum-Employment Agreement
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                                  CONFIDENTIAL

         4. Expenses. The Company shall reimburse Employee for his actual out-of-pocket expenses incurred in carrying out his duties hereunder in the conduct of the Company's business, which expenses shall be limited to ordinary and necessary items and which shall be supported by vouchers, receipts or similar documentation submitted in accordance with the Company's expense reimburse policy and as required by law.

         5. Vacations and Leave. Employee shall be entitled to vacation and leave in accordance with the Company's policies in effect from time to time.

         6.  Non-Disclosure of Confidential Information.

         (a) Employee acknowledges that in and as a result of his employment by the Company, he will be making use of, acquiring, and/or adding to the Company's Trade Secret Information. Except as required in the performance of Employee's duties under this Agreement, Employee will not use any Trade Secret Information of the Company for Employee's own benefit or purposes or disclose to third parties, directly or indirectly, any Trade Secret Information of the Company, either during or after Employee's employment with the Company.

         (b) As used in this Agreement, "Trade Secret Information" means information, including, but not limited to, any formula, pattern, compilation, program, device, method, technique or process, that: (i) derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by other persons who can obtain economic value from its disclosure or use, and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. For purposes of this Agreement, "Trade Secret Information" includes both information disclosed to Employee by the Company and information developed by Employee in the course of his employment with the Company. The types and categories of information which are considered to be Trade Secret Information include, without limitation: (a) specifications, descriptions, designs, dimensions, content (including chemical composition) and tolerances of products, parts and components; (b) plans, blueprints, design packages construction, part and assembly drawings and diagrams; (c) design, construction and component costs and cost estimates; (d) the existence, terms or conditions of any agreements (including license agreements) between the Company and any third party; (e) computer programs (whether in the form of source code, object code or any other form, including software, firmware and programmable array logic), formulas, algorithms, methods, techniques, processes, designs, specifications, diagrams, flow charts, manuals, descriptions, instructions, explanations, improvements, and the ideas, systems and methods of operation contained in such programs; (f) information concerning or resulting from research and development work performed by the Company; (g) information concerning the Company's management, financial condition, financial operations, purchasing activities, sales activities, marketing activities and business plans; (h) information acquired or compiled by the Company concerning actual or potential customers;

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                         Syntroleum-Employment Agreement
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                                  CONFIDENTIAL

and (i) all other types and categories of information (in whatever form) with respect to which, under all the circumstances, Employee knows or has reason to know that the Company intends or expects secrecy to be maintained and as to which the Company has made reasonable efforts to maintain its secrecy.

         (c) In the event that Employee is requested or required by applicable law or by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process to disclose any of the Company's Trade Secret Information, Employee shall provide the Company with prompt written notice of such request or requirement prior to making the requested disclosure, and shall cooperate with the Company so that the Company may seek to protect the proprietary nature of such Trade Secret Information through available procedures, including a protective order or other appropriate remedy.

         (d) The Company may also advise Employee from time to time as to restrictions upon the use or disclosure of specified information which has been licensed or otherwise disclosed to the Company by third parties pursuant to license or confidential disclosure agreements which contain restrictions upon the use or disclosure of such information. Employee agrees to abide by the restrictions upon use and/or disclosure contained in such agreements.

         (e) Employee has not and will not use or disclose to the Company any confidential or proprietary information belonging to others without the written consent of the person to whom such information is confidential, and Employee represents that his employment with the Company will not require the use of such information or the violation of any confidential relationship with any third party.

         7. Other Property of the Company. All documents, encoded media, and other tangible items provided to Employee by the Company or prepared, generated or created by Employee or others in connection with any business activity of the Company are the property of the Company. Upon termination of Employee's employment with the Company, Employee will promptly deliver to the Company all such documents, media and other items in his possession, including all complete or partial copies, recordings, abstracts, notes or reproductions of any kind made from or about such documents, media, items or information contained therein. Employee will neither have nor claim any right, title or interest in any trademark, service mark or trade name owned or used by the Company.

         8.  Inventions and Works of Authorship.

         (a) Employee agrees to assign and hereby irrevocably assigns to the Company all of Employee's right, title and interest in and to any and all Inventions and Works of Authorship made, generated or conceived by Employee during the period of his employment with the Company, and Employee agrees to and shall promptly disclose all such Inventions and Works of Authorship to the Company in writing. As used herein, "Invention" means any

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                         Syntroleum-Employment Agreement
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                                  CONFIDENTIAL

discovery, improvement, innovation, idea, formula, or shop right (whether or not patentable, whether or not put into writing and whether or not put into practice) made, generated or conceived by Employee (whether alone or with others) while employed by the Company. For purposes of this Agreement, any discovery, improvement, innovation, idea, formula, or shop right (whether or not patentable, whether or not put into writing and whether or not put into practice) relating directly or indirectly to the business of the Company or to the Company's actual or demonstrably anticipated business, research or development with respect to which Employee files a patent application within two years after termination of employment with the Company shall be presumed to be an Invention. As used herein, "Work of Authorship" means any original work of authorship within the purview of the copyright laws of the United States of America, and both the Company and Employee intend and agree that all Works of Authorship created by Employee in the course of his employment with the Company will be and shall constitute works made for hire within the meaning and purview of such copyright laws.

         (b) Employee will execute and assign any and all applications, assignments, and other documents and will render all assistance which may be reasonably necessary for the Company to obtain patent, copyright, or any other form of intellectual property protection with respect to all Inventions and Works of Authorship in all countries and will cooperate with Syntroleum as reasonably necessary to enforce any such intellectual property protection. The Company will pay Employee $200 for each patent issued to the Company upon which Employee's name appears as an inventor.

         (c) The provisions of this Paragraph 8 do not apply to an invention for which no equipment, supplies, facility or Trade Secret Information of the Company was used and which was developed entirely on Employee's own time, and which does not relate (i) directly or indirectly to the business, research or development of the Company, or (ii) to the Company's actual or demonstrably anticipated business, research or development. A reasonable determination of the applicability of this Paragraph 8(a) to an Employee's invention shall be made by Syntroleum after the Employee submits notification in writing of the invention. Said notice shall include adequate detail for Syntroleum to evaluate the invention.

         9.  Limited Covenants Against Competition; Non-Solicitation.

         (a) Employee acknowledges that the services he is to render to the Company are of a special and unusual character with a unique value to the Company, the loss of which cannot adequately be compensated by damages in an action at law. In view of the unique value to the Company of the services of Employee and because of the confidential Trade Secret Information to be obtained by or disclosed to Employee, as set forth above, and as a material inducement to the Company to enter into this Agreement and to pay to Employee the compensation stated in Paragraph 2, Employee covenants and agrees that during the period of Employee's employment within the Company and for a period of two years following

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                         Syntroleum-Employment Agreement
--------------------------------------------------------------------------------
                                  CONFIDENTIAL

termination of Employee's employment with the Company for any reason, voluntarily or involuntarily, Employee will not directly or indirectly: (i) start or participate or assist (as a proprietor, partner, shareholder, lender, investor, director, employee, consultant, independent contractor or otherwise) in starting any Competing Business; (ii) assist (as a proprietor, partner, shareholder (except as a holder of 1% or less of the outstanding voting securities or income interest), lender, investor (except as a holder of 1% or less of the outstanding voting securities or income interest), director, employee, consultant, independent contractor or otherwise) any existing Competing Business in the design, development or manufacture of any Competing Product; (iii) sell or assist in the sale of any Competing Product to any person or organization with whom Employee had any contact while employed with the Company; (iv) directly or indirectly solicit for employment or employ any of the Company's employees; or (v) become employed by a former employee of the Company. Because Syntroleum actively pursues opportunities throughout the world and is engaged in a world-wide oriented business the Employee acknowledges the reasonableness of having no geographic limitation hereunder.

         (b) Employee further acknowledges that, while employed by the Company, he will have contact with and become aware of the Company's customers and licensees and their respective representatives, including their names and addresses, specific needs and requirements, as well as leads and references to prospective customers and licensees. Employee further acknowledges that loss of such customers or licensees would cause the Company great and irreparable harm. Employee agrees that for a period of two years following termination of Employee's employment with the Company for any reason, voluntarily or involuntarily, Employee will not directly or indirectly solicit, contact, call upon, communicate with or attempt to communicate with any customer or licensee, former customer or licensee, or prospective customer or licensee of the Company for the purpose of selling, installing, implementing, or modifying any Competing Product. This restriction shall apply only to any customer or licensee, former customer or licensee, or prospective customer or licensee of the Company with whom Employee had contact during the last two years of Employee's employment with the Company.

         (c) The Employee agrees that for as long as he is employed by the Company and for a period of two years after termination of Employee's employment with the Company for any reason, voluntarily or involuntarily, Employee will not solicit, recruit, hire or attempt to solicit, recruit or hire, directly or by assisting others, any other employee of the Company.

         (d) As used in this Agreement, (i) "Competing Business" means any person, entity or organization other than the Company which is engaged in or is about to become engaged in the design, manufacture or sale of a Competing Product, (ii) "Competing Product" means any product (including, without limitation, any chemical formula or process) which is or may be marketed in competition with any product marketed or under development by the Company at any time, and (iii) "contact" means interaction between Employee and a customer or licensee, former customer or licensee, or prospective customer or licensee of the

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                         Syntroleum-Employment Agreement
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                                  CONFIDENTIAL

Company, which takes place to further any business relationship; or performing services for the customer or licensee, former customer or licensee, or prospective customer or licensee on behalf of the Company.

         10. Reasonableness of Restrictions.

         (a) Employee expressly acknowledges that he has carefully read and considered the provisions of Paragraphs 6, 7, 8 and 9, and, having done so, agrees that the restrictions set forth in these Paragraphs, including, but not limited to, the time periods and geographic areas of restriction are fair and reasonable and are reasonably required for the protection of the interests of the Company and its officers, directors, shareholders and other employees.

         (b) In the event that, notwithstanding the foregoing, any of the provisions of Paragraphs 6, 7, 8 and 9 shall be held to be invalid or unenforceable, the remaining provisions thereof shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable parts had not been included therein. In the event that any provision of Paragraphs 6, 7, 8 and 9 relating to the time period and/or the areas of restriction and/or related aspects shall be declared by a court of competent jurisdiction to exceed the maximum restrictiveness such court deems reasonable and enforceable, the time period and/or areas of restriction and/or related aspects deemed reasonable and enforceable by the court shall become and thereafter be the maximum restriction in such regard, and the restriction shall remain enforceable to the fullest extent deemed reasonable by such court.

         11. Requests for Clarification. In the event Employee is uncertain as to the meaning of any provision of this Agreement or its application to any particular information, item or activity, Employee will inquire in writing to the Company, specifying any areas of uncertainty. The Company will respond in writing within a reasonable time and will endeavor to clarify any areas of uncertainty, including such things as whether it considers particular information to be its Trade Secret Information or whether it considers any particular activity or employment to be in violation of this Agreement.

         12. Remedies. In the event of a breach or threatened breach of any of the covenants in Paragraphs 6, 7, 8 and 9, the Company shall have the right to seek monetary damages and equitable relief, including specific performance by means of an injunction against Employee or against Employee's partners, agents, representatives, servants, employers, employees, family members and/or any and all persons acting directly or indirectly by or with him, to prevent or restrain any such breach.

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                         Syntroleum-Employment Agreement
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                                  CONFIDENTIAL

         13. Term and Termination.


         (a) The term of this Agreement shall be for an initial term of 12 months from the effective date hereof, unless sooner terminated as provided herein, and shall thereafter be automatically renewed for successive terms of 12 months each unless sooner terminated as provided herein.

         (b) Employment of Employee under this Agreement may be terminated:

               (i) by the Company upon the death of Employee.

               (ii) by the Company if Employee becomes disabled. For the purposes of this Agreement, Employee will be deemed disabled if he (i) has been declared legally incompetent by a final court decree (the date of such decree being deemed to be the date on which the disability occurred), or (ii) receives disability insurance benefits from any disability income insurance policy maintained by the Company for a period of three consecutive months, or (iii) has been found to be disabled pursuant to a disability determination. A "disability determination" means a finding that Employee, because of a medically determinable disease, injury, or other mental or physical disability, is unable to perform substantially all of his regular duties to the Company and that such disability is determined or reasonably expected to last at least six months. The disability determination shall be based upon the written opinion of the physician regularly attending Employee whose disability is in question. If the Company disagrees with the opinion of this physician (the "First Physician"), it may engage, at its own expense, another physician of its choice (the "Second Physician") to examine Employee. If the First and Second Physicians agree in writing that Employee is or is not disabled, their written opinion shall, except as otherwise set forth in this subsection, be conclusive on the issue of disability. If the First and Second Physicians disagree on the disability of Employee, they shall choose a third consulting physician (whose expense shall be borne by the Company), and the written opinion of a majority of these three physicians shall, except as otherwise provided in this subsection, be conclusive as to Employee's disability. The date of any written opinion conclusively finding Employee to be disabled is the date on which the disability will be deemed to have occurred. If there is a conclusive finding that Employee is not totally disabled, the Company shall have the right to request additional disability determinations provided it agrees to pay all the expenses of the disability determinations and does not request an additional disability determination more frequently than once every three months. In connection with any disability determination, Employee hereby consents to any required medical examination, and agrees to furnish any medical information requested by any examining physician and to waive any applicable physician-patient privilege that may arise because of such examination. All physicians except the First Physician must be board-certified in the specialty most closely related to the nature of the disability alleged to exist.

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                         Syntroleum-Employment Agreement
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                                  CONFIDENTIAL

               (iii) by the Company when Employee reaches mandatory retirement age under any retirement policy applicable to all executive officers adopted by the Company.

               (iv)   by mutual agreement of Employee and the Company.

               (v) by the Company upon the dissolution and liquidation of the Company (other than as part of a reorganization, merger, consolidation or sale of all or substantially all of the assets of the Company whereby the business of the Company is continued).

               (vi) by the Company for just cause at any time upon written notice. For purposes of this Agreement, "just cause" shall mean any one or more of the following: (A) Employee's material breach of his obligations, duties and responsibilities under any term or provision of this Agreement, which breach remains uncured for a period of five days after written notice by the Company to Employee; (B) Employee's failure to adhere to the reasonable standards of performance prescribed by the Company; (C) Employee's act of insubordination to the Company's Board of Directors; (D) Employee's gross negligence or willful misconduct in the performance of his duties under this Agreement; (E) Employee's dishonesty, fraud, misappropriation or embezzlement in the course of, related to or connected with the business of the Company; (F) Employee's conviction of a felony; or (G) Employee's failure (after written notice to Employee of such failure and Employee not correcting such failure within five days of such notice) to devote his time, attention and best efforts to the business of the Company as provided in this Agreement.

               (vii) by either the Company or Employee upon 60 days written notice.

         (c) Any termination of Employee's employment, either by the Company or Employee, shall be communicated by a written notice of termination to the other party.

         (d) If Employee's employment is terminated pursuant to the terms of this Agreement for any reason, Employee shall be entitled to all arrearages of salary and expenses up to and including the date of termination but shall not be entitled to further compensation. Provided, that if, at any time after the first 12 months from the date of this Agreement, Employee's employment is terminated by the Company for any reason other than Employee's death, disability or retirement, the Company's dissolution or just cause as provided in Paragraphs 13(b)(i), (ii), (iii), (v) or (vi), respectively, Employee shall be entitled to and the Company shall pay Employee all arrearages of salary and expenses up to and including the date of termination and, in addition, Employee's monthly base salary for an additional period of 24 months.

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                         Syntroleum-Employment Agreement
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                                  CONFIDENTIAL

         (e) Upon expiration of the term of this Agreement or upon earlier termination of this Agreement, Employee shall deliver all Trade Secret Information of the Company to an authorized representative of the Company, and the non-disclosure provisions of Paragraph 6 shall survive such expiration or termination and shall remain in full force and effect for a period of 15 years from such expiration or termination.

         14. Change of Control.

         (a) In the event of a Change of Control of the Company and (i) during the one-year period immediately following any Change of Control, the Company terminates Employee's employment for any reason other than Employee's death, disability, retirement or just cause as provided in Paragraphs 13(b)(i), (ii),
(iii) and (vi), respectively, (ii) the Employee terminates his employment for Good Reason, or (iii) during the Window Period the Company or Employee terminates Employee's employment for any reason, then the Company or its successor shall pay Employee his full base salary in effect at the time of the notice of termination through the date of termination, and in lieu of any further salary payments for periods subsequent to the date of termination, the Company or its successor shall pay Employee as severance pay an amount equal to two times Employee's full base salary in effect on the date of termination payable in 24 equal monthly installments beginning on the first day of the first calendar month following the date of Employee's termination and continuing on the first day of each month thereafter until paid.

         (b) Anything in this Agreement to the contrary notwithstanding, if a Change of Control occurs and if the Employee's employment with the Company is terminated prior to the date on which the Change of Control occurs, and if it is reasonably demonstrated by the Employee that such termination of employment (i) was at the request of a third party who has taken steps reasonably calculated to effect the Change of Control or (ii) otherwise arose in connection with or anticipation of the Change of Control, then for all purposes of this Agreement, the "Change of Control" shall be deemed to have occurred on the date immediately prior to the date of such termination of employment.

         (c) as used in this Agreement, the terms set forth below shall have the following respective meanings:

             (i) "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the Agreement Effective Date.

             (ii)  "Agreement Effective Date" shall mean _____________, 2002.

             (iii) "Associate" shall mean, with reference to any Person, (a) any corporation, firm, partnership, association, unincorporated organization or other entity (other than the Company or a subsidiary of the Company) of which such Person is an officer or

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                                  CONFIDENTIAL

general partner (or officer or general partner of a general partner) or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

             (iv) "Beneficial Owner" shall mean, with reference to any securities, any Person if:

               (a) such Person or any of such Person's Affiliates and Associates, directly or indirectly, is the "beneficial owner" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on the Agreement Effective Date) such securities or otherwise has the right to vote or dispose of such securities, including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subsection (a) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (i) arises solely from a revocable proxy or consent given in response to a public (i.e., not including a solicitation exempted by Rule 14a-2(b)(2) of the General Rules and Regulations under the Exchange Act) proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act and (ii) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

               (b) such Person or any of such Person's Affiliates and Associates, directly or indirectly, has the right or obligation to acquire such securities (whether such right or obligation is exercisable or effective immediately or only after the passage of time or the occurrence of an event) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to "beneficially own," (i) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange or (ii) securities issuable upon exercise of Exempt Rights; or

               (c) such Person or any of such Person's Affiliates or Associates
         (i) has any agreement, arrangement or understanding (whether or not in writing) with any other Person (or any Affiliate or Associate thereof) that beneficially owns such securities for the purpose of acquiring, holding, voting (except as set forth in the proviso to subsection (a) of this definition) or disposing of such securities or (ii) is a member of a group (as that term is used in Rule 13d-5(b) of the General Rules and

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                                  CONFIDENTIAL

         Regulations under the Exchange Act) that includes any other Person that beneficially owns such securities;

provided, however, that nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition. For purposes hereof, "voting" a security shall include voting, granting a proxy, consenting or making a request or demand relating to corporate action (including, without limitation, a demand for a stockholder list, to call a stockholder meeting or to inspect corporate books and records) or otherwise giving an authorization (within the meaning of Section 14(a) of the Exchange Act) in respect of such security.

         The terms "beneficially own" and "beneficially owning" shall have meanings that are correlative to this definition of the term "Beneficial Owner."

               (v) "Change of Control" shall mean any of the following (provided, however, that without limiting the generality of any other provision hereof, no Change of Control shall be deemed to have occurred as a result of the consummation of any of the transactions contemplated by the Agreement and Plan of Merger dated as of March 30, 1998 by and between SLH Corporation, a Kansas corporation, and the Company (the "Merger Agreement")):

               (a) any Person (other than an Exempt Person) shall become the Beneficial Owner of 30% or more of the shares of Common Stock then outstanding or 30% or more of the combined voting power of the Voting Stock of the Company then outstanding; provided, however, that no Change of Control shall be deemed to occur for purposes of this subsection (a) if such Person shall become a Beneficial Owner of 30% or more of the shares of Common Stock or 30% or more of the combined voting power of the Voting Stock of the Company solely as a result of
         (i) an Exempt Transaction or (ii) an acquisition by a Person pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of subsection (c) of this definition are satisfied;

               (b) individuals who, as of the Agreement Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Agreement Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; provided, further, that there shall be excluded, for this purpose, any such individual whose initial assumption of office

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                                  CONFIDENTIAL

         occurs as a result of any actual or threatened election contest that is subject to the provisions of Rule 14a-11 under the Exchange Act;

               (c) approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 80% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding Voting Stock of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the Beneficial Owners of the outstanding Common Stock immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the outstanding Common Stock, (ii) no Person (excluding any Exempt Person or any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 30% or more of the Common Stock then outstanding or 30% or more of the combined voting power of the Voting Stock of the Company then outstanding) beneficially owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding Voting Stock of such corporation and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or initial action by the Board providing for such reorganization, merger or consolidation; or

               (d) approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company unless such liquidation or dissolution is approved as part of a plan of liquidation and dissolution involving a sale or disposition of all or substantially all of the assets of the Company to a corporation with respect to which, following such sale or other disposition, all of the requirements of clauses (ii)(A), (B) and (C) of this subsection (d) are satisfied, or
         (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which, following such sale or other disposition, (A) more than 80% of the then outstanding shares of common stock of such corporation and the combined voting power of the Voting Stock of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the Beneficial Owners of the outstanding Common Stock immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the outstanding Common Stock, (B) no Person (excluding any Exempt Person and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 30% or more of the Common Stock then outstanding or 30% or more of the combined voting power of the Voting Stock of the Company then outstanding)

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                         Syntroleum-Employment Agreement
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                                  CONFIDENTIAL

         beneficially owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding Voting Stock of such corporation and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or initial action of the Board providing for such sale or other disposition of assets of the Company.

               (vi) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               (vii) "Exempt Person" shall mean the Company, any subsidiary of the Company, any employee benefit plan of the Company or any subsidiary of the Company, and any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan.

               (viii) "Exempt Rights" shall mean any rights to purchase shares of Common Stock or other Voting Stock of the Company if at the time of the issuance thereof such rights are not separable from such Common Stock or other Voting Stock (i.e., are not transferable otherwise than in connection with a transfer of the underlying Common Stock or other Voting Stock) except upon the occurrence of a contingency, whether such rights exist as of the Agreement Effective Date or are thereafter issued by the Company as a dividend on shares of Common Stock or other Voting Securities or otherwise.

               (ix) "Exempt Transaction" shall mean an increase in the percentage of the outstanding shares of Common Stock or the percentage of the combined voting power of the outstanding Voting Stock of the Company beneficially owned by any Person solely as a result of a reduction in the number of shares of Common Stock then outstanding due to the repurchase of Common Stock or Voting Stock by the Company, unless and until such time as (a) such Person or any Affiliate or Associate of such Person shall purchase or otherwise become the Beneficial Owner of additional shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock or additional Voting Stock representing 1% or more of the combined voting power of the then outstanding Voting Stock, or (b) any other Person (or Persons) who is (or collectively are) the Beneficial Owner of shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock or Voting Stock representing 1% or more of the combined voting power of the then outstanding Voting Stock shall become an Affiliate or Associate of such Person.

               (x) "Good Reason" shall mean:

                      (a) the assignment to the Employee of any duties
               materially inconsistent in any respect with the Employee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 1 of this Agreement, or any other action by the

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                         Syntroleum-Employment Agreement
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                                  CONFIDENTIAL

               Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

                      (b) any material failure by the Company to comply with any of the provisions of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee;

                      (c) the Company's requiring the Employee to be based at
               any office outside the Tulsa metropolitan area;

                      (d) any  purported  termination  by the  Company of the
               Employee's employment otherwise than as expressly permitted by this Agreement; or

                      [(e) any failure to reelect  Employee as a member of the
               Board of Directors.]

               (xi) "Person" shall mean any individual, firm, corporation, partnership, association, trust, unincorporated organization or other entity.

               (xii) "Voting Stock" shall mean, with respect to a corporation, all securities of such corporation of any class or series that are entitled to vote generally in the election of directors of such corporation (excluding any class or series that would be entitled so to vote by reason of the occurrence of any contingency, so long as such contingency has not occurred).

               (xiii) "Window Period" shall mean the 60-day period immediately following elapse of one year after any Change of Control.

         15. Resignation Upon Termination. In the event of termination of this Agreement other than for death, Employee agrees to resign from all positions held in the Company, including without limitation any position as a director, officer, agent, trustee or consultant of the Company or any affiliate of the Company.

         16. Notice to Subsequent Employers. For a period of two years after termination of Employee's employment with the Company for any reason, Employee will inform any new employer (before accepting employment) of the obligations of Employee under Paragraphs 6, 7, 8, 9, and 10 of this Agreement.

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                         Syntroleum-Employment Agreement
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                                  CONFIDENTIAL

         17. Obligations Unconditional. The obligations of the parties under this Agreement are unconditional and do not depend upon the performance of any agreements, duties, obligations, or terms outside this Agreement.

         18. Waiver. A party's failure to insist on compliance or enforcement of any provision of this Agreement shall not affect the validity or enforceability or constitute a waiver of future enforcement of that provision or of any other provision of this Agreement by that party or any other party.

         19. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OKLAHOMA, UNITED STATES OF AMERICA, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF. The Company and Employee expressly and irrevocably consent and submit to the nonexclusive jurisdiction of any state or federal court sitting in Tulsa County, Oklahoma and agree that, to the fullest extent allowed by law, such Oklahoma state or federal courts shall have jurisdiction over any action, suit or proceeding arising out of or relating to this Agreement. The Company and Employee each irrevocably waive, to the fullest extent allowed by law, any objection either of them may have to the laying of venue of any such suit, action or proceeding brought in any state or federal court sitting in Tulsa County, Oklahoma based upon a claim that such court is inconvenient or otherwise an objectionable forum. Any process in any action, suit or proceeding arising out of or relating to this Agreement may, among other methods, be served upon the Company or Employee by delivering it or mailing it to their respective addresses set forth herein. Any such delivery or mail service shall be deemed to have the same force and effect as personal service in the State of Oklahoma.

         20. Severability. If for any reason any paragraph, term or provision of this Agreement is held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed and enforced as if such provision had not been included herein and all other valid provisions herein shall remain in full force and effect. If for any reason the restrictions and covenants contained herein are held to cover a geographical area or be for a length of time which is unreasonable or unenforceable, or in any other way are construed to be too broad or to any extent invalid, then to the extent the same are or would be valid or enforceable under applicable law, any court of competent jurisdiction shall construe and interpret or reform this Agreement to provide for a covenant having the maximum area, time or other provisions (not greater than those contained herein) as shall be valid and enforceable under such applicable law.

         21. Jurisdiction. The Company and Employee intend to and hereby confer jurisdiction to enforce the provisions of this Agreement and any restrictive covenants contained herein upon the courts of any jurisdiction within the geographical scope of such covenants. If the courts of any one or more of such jurisdictions hold the provisions of this

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                         Syntroleum-Employment Agreement
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                                  CONFIDENTIAL

Agreement or any of the restrictive covenants contained herein unenforceable by reason of the breadth of such scope or otherwise, it is the intention of the Company and Employee that such determination not bar or in any way affect the Company's right to the relief provided herein in the courts of any other jurisdiction within the geographical scope of such covenants, as to breaches of such covenants, such covenants as they relate to each jurisdiction being, for this purpose, severable into diverse and independent covenants.

         22. Notice. Any and all notices required or permitted herein shall be deemed delivered if delivered personally or if mailed by registered or certified mail to the Company at its principal place of business and to Employee at the address hereinafter set forth following Employee's signature, or at such other address or addresses as either party may hereafter designate in writing to the other.

         23. Amendments. This Agreement may be amended at any time by mutual consent of the parties hereto, with any such amendment to be invalid unless in writing, signed by the Company and Employee.

         24. Burden and Benefit. This Agreement, together with any amendments hereto, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives. The Company may, in its sole discretion, assign this Agreement or its rights hereunder to any parent, affiliate, shareholder, or successor of the Company, or to any person or entity which purchases substantially all of the assets of the Company. Employee may not transfer or assign this Agreement or any of Employee's rights or obligations under this Agreement.

         25. References to Gender and Number Terms. In construing this Agreement, feminine or number pronouns shall be substituted for those masculine in form and vice versa, and plural terms shall be substituted for singular and singular for plural in any place which the context so requires.

         26. Headings. The various headings in this Agreement are inserted for convenience only and are not part of the Agreement.

         27. Entire Agreement. This Agreement contains the entire understanding and agreement between the parties relating to the subject matter hereof.

         28. Counterparts. This Agreement may be executed in one or more counterparts, and all such counterparts shall constitute one and the same instrument.

         29. Severance Compensation. In the event of termination of Employee's employment with the Company under the terms of this Agreement which provide for payment by the Company to Employee of severance compensation, the amount of such severance compensation shall in no event be greater than the amount which would be

                         Syntroleum-Employment Agreement
--------------------------------------------------------------------------------
                                  CONFIDENTIAL

deductible by the Company under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), after taking into consideration all payments to Employee covered by Code Section 280G which Employee receives or is deemed to receive (i) under this Agreement; (ii) under the Company's 1993 Stock Option and Incentive Plan, as amended, by reason of the acceleration of the right to exercise any options (including any related stock appreciation rights) granted thereunder or the acceleration of the vesting of any restricted stock awards granted thereunder; or (iii) under any new plan or arrangement implemented by the Company after the date of this Agreement which would otherwise be considered a "parachute payment" under Section 280G. In the event such payments exceed the amount which would be deductible by the Company under Code Section 280G, the timing of such payments shall be extended or otherwise modified such that such payments shall be deductible by the Company under Code Section 280G and in a manner which, to the extent possible, provides Employee the full benefit of such payments as originally agreed to.

         IN WITNESS WHEREOF, the Company and Employee have duly executed this Agreement as of the date and year first above written.

                                       COMPANY:

                                       SYNTROLEUM CORPORATION

                                       By: _____________________________________
                                           Kenneth L. Agee, Chairman/CEO

                                           Syntroleum Corporation.
                                           1350 South Boulder, Suite 1100
                                           Tulsa, Oklahoma  74119


                                       EMPLOYEE:

                                       By: ____________________________________
                                           John B. Holmes, Jr.

                                           Home address:

                                           ------------------------------------

                                           ------------------------------------

                                       August 30, 2002


Mr. John B. Holmes, Jr.
3257 Inwood Drive
Houston, TX  77019

Dear Jack:

At your request, we have reviewed the proposal you faxed to me on August 30, 2002. We are in agreement in principle to the items you have raised, and please consider this letter an offer to amend both the Offer Of Employment issued to you dated August 19, 2002, and our proposed Employment Agreement.

Several items have been raised in your term sheet and I would like to address these.

Stock Options issues:

         1. Syntroleum Corporation (hereafter "the Company") will agree to include in the stock option grant a provision that one third (1/3) of the stock options grant will vest immediately upon termination, if such termination occurs within the first twelve (12) months of employment and is not for just cause.

         2. The Company will agree to include in the stock option grant that, if termination occurs after the first twelve (12) months of employment but prior to the first thirty-six (36) months of employment and is not for just cause, any unvested stock options will vest.

         3. The Directors of The Company agree to submit to the shareholders, a proposal to amend the 1993 Stock Option and Incentive Plan (As last amended effective January 22, 2001), to permit the Compensation Committee to issue stock option grants which are exercisable up to one (1) year following the termination of the grantee. This submission is however, subject to receipt of an opinion of counsel that such an amendment will not have a significant negative effect upon the plan as a whole or a substantial number of other grantees for tax purposes. There is no guarantee that the shareholders will approve such an amendment.

Severance pay issues:

         The Company will agree that in addition to the events set forth in the Employment Agreement which would trigger a payment by The Company to you of an amount equal to twenty-four (24) months base salary will also include the following:

               a. Termination by the Company for any reason other than just cause occurring within the first 12 months of employment; or

               b. Your assignment to duties materially inconsistent in any respect with your position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 1 of the Employment Agreement without your agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee; or

               c. the Company's requiring the Employee to be based at any office outside the Tulsa Metropolitan area without your agreement;

Miscellaneous issues:

         1. The Company will agree that a determination of the existence of "just cause" for purposes of termination of employment, within the meaning of this letter, and paragraph 13 (b) (6) of the Employment Agreement, shall be made by a majority vote of the Board of Directors.

         2. The Company will agree that the right to cure a material breach, as set out in paragraph 13 (b) (6) (A) of the Employment Agreement, shall be amended from five (5) to thirty (30) days.

         3. The Company will agree that any dispute arising under the Employment Agreement shall be resolved by binding arbitration in Tulsa, Oklahoma pursuant to the rules then obtaining of the American Arbitration Association.

         4. The Company agrees to grant you four (4) weeks of paid vacation effective upon your employment date.

If you are in agreement with the modifications and matters proposed in this letter, please indicate your acceptance on both originals and return one executed original to me.

                                       Sincerely,


                                       Kenneth L. Agee
                                       Chairman/CEO

Accepted and agreed this 31st day of August, 2002.


-----------------------------
John B. Holmes, Jr.